November 18, 2020

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

-Dreyfus Institutional Preferred Money Market Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of Dreyfus Institutional Preferred Money Market Funds (the "Trust") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of Dreyfus Institutional Preferred Money Market Fund (the "Fund"), and Dreyfus Cash Management (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund as a series of the Trust (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of December 18, 2020 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 24, 2021.  If the Agreement is approved, the Reorganization will become effective on or about May 4, 2021.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.

0194STK1120